UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 25, 2003
         --------------------------------------------------------------

                                 CIT GROUP INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

            Delaware               001-31369             65-1051192
         ---------------------------------------------------------------
         (State or other         (Commission           (IRS Employer
         jurisdiction of         File Number)        Identification No.)
         incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
                          ----------------------------
              (Address of registrant's principal executive office)

        Registrant's telephone number, including area code (973) 740-5000
        -----------------------------------------------------------------

           ___________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

This Current Report on Form 8-K includes as an exhibit a press release, dated July 25, 2003, reporting that the Board of Directors of CIT Group Inc. declared a dividend of $0.12 per share, payable on August 29, 2003 to shareholders of record on August 15, 2003. The press release is attached as Exhibit 99.1.

This Current Report on Form 8-K also includes as an exhibit a press release, dated July 28, 2003, reporting that the Board of Directors of CIT Group Inc. expanded the Board of Directors to ten members and appointed two new directors, with an eleventh director joining the Board effective September 3, 2003. The press release is attached as Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

        99.1     Press release issued by CIT Group Inc. on July 25, 2003.
        99.2     Press release issued by CIT Group Inc. on July 28, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CIT GROUP INC.
                                                  (Registrant)

                                                  By: /s/ Joseph M. Leone
                                                  ------------------------------
                                                      Joseph M. Leone
                                                      Executive Vice President &
                                                      Chief Financial Officer

Dated: July 31, 2003.


                                       -3-